                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST


                               NB CAPITAL TRUST II


                          Dated as of December 10, 1996







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                                TABLE OF CONTENTS

                                                                                                               Page


                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions.....................................................................................2

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1       Trust Indenture Act; Application...............................................................10
SECTION 2.2       Lists of Holders of Securities.................................................................10
SECTION 2.3       Reports by the Property Trustee................................................................11
SECTION 2.4       Periodic Reports to Property Trustee...........................................................11
SECTION 2.5       Evidence of Compliance with Conditions
                  Precedent......................................................................................11
SECTION 2.6       Events of Default; Waiver......................................................................11
SECTION 2.7       Event of Default or Nonpayment Notice..........................................................13

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1       Name...........................................................................................14
SECTION 3.2       Office.........................................................................................14
SECTION 3.3       Purpose........................................................................................14
SECTION 3.4       Authority......................................................................................15
SECTION 3.5       Title to Property of the Trust.................................................................15
SECTION 3.6       Powers and Duties of the Regular Trustees......................................................15
SECTION 3.7       Prohibition of Actions by the Trust and the
                  Trustees.......................................................................................18
SECTION 3.8       Powers and Duties of the Property Trustee......................................................19
SECTION 3.9       Certain Duties and Responsibilities of the
                  Property Trustee...............................................................................22
SECTION 3.10      Certain Rights of Property Trustee.............................................................24
SECTION 3.11      Delaware Trustee...............................................................................27
SECTION 3.12      Execution of Documents.........................................................................27
SECTION 3.13      Not Responsible for Recitals or Issuance of
                  Securities.....................................................................................27
SECTION 3.14      Duration of Trust..............................................................................27
SECTION 3.15      Mergers........................................................................................27

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1       Sponsor's Purchase of Common Securities........................................................29
SECTION 4.2       Responsibilities of the Sponsor................................................................29
SECTION 4.3       Covenants of the Sponsor.......................................................................30


                                        i

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                                                                                                               Page

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1       Number of Trustees.............................................................................31
SECTION 5.2       Qualifications of Delaware Trustee.............................................................31
SECTION 5.3       Property Trustee; Eligibility..................................................................32
SECTION 5.4       Certain Qualifications of Regular Trustees and
                  Delaware Trustee Generally.....................................................................33
SECTION 5.5       Regular Trustees...............................................................................33
SECTION 5.6       Appointment of Delaware Trustee................................................................33
SECTION 5.7       Appointment, Removal and Resignation of
                  Trustees.......................................................................................33
SECTION 5.8       Vacancies among Trustees.......................................................................35
SECTION 5.9       Effect of Vacancies............................................................................35
SECTION 5.10      Meetings.......................................................................................36
SECTION 5.11      Delegation of Power............................................................................36
Section 5.12      Merger, Conversion, Consolidation or
                  Succession to Business.........................................................................37

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1       Distributions..................................................................................37

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1       General Provisions Regarding Securities........................................................38
SECTION 7.2       Paying Agent...................................................................................39

                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1       Termination of Trust...........................................................................39

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1       Transfer of Securities.........................................................................40
SECTION 9.2       Transfer of Certificates.......................................................................41
SECTION 9.3       Deemed Security Holders........................................................................42
SECTION 9.4       Book-Entry Interests...........................................................................42
SECTION 9.5       Notices to Clearing Agency.....................................................................43
SECTION 9.6       Appointment of Successor Clearing Agency.......................................................43
SECTION 9.7       Definitive Capital Security Certificates.......................................................43
SECTION 9.8       Mutilated, Destroyed, Lost or Stolen
                  Certificates...................................................................................44


                                       ii

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                                                                                                               Page

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1      Liability......................................................................................45
SECTION 10.2      Exculpation....................................................................................45
SECTION 10.3      Fiduciary Duty.................................................................................46
SECTION 10.4      Indemnification................................................................................47
SECTION 10.5      Outside Businesses.............................................................................51

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1      Fiscal Year....................................................................................51
SECTION 11.2      Certain Accounting Matters.....................................................................51
SECTION 11.3      Banking........................................................................................52
SECTION 11.4      Withholding....................................................................................52

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1      Amendments.....................................................................................53
SECTION 12.2      Meetings of the Holders of Securities; Action
                  by Written Consent.............................................................................55

                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1      Representations and Warranties of Property
                  Trustee........................................................................................57
SECTION 13.2      Representations and Warranties of Delaware
                  Trustee........................................................................................58

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1      Notices........................................................................................58
SECTION 14.2      Governing Law..................................................................................60
SECTION 14.3      Intention of the Parties.......................................................................60
SECTION 14.4      Headings.......................................................................................60
SECTION 14.5      Successors and Assigns.........................................................................60
SECTION 14.6      Partial Enforceability.........................................................................60
SECTION 14.7      Counterparts; Acceptance.......................................................................60


ANNEX I                          TERMS OF SECURITIES............................................................I-1
EXHIBIT A-1                FORM OF CAPITAL SECURITY CERTIFICATE............................................... A1-1
EXHIBIT A-2                FORM OF COMMON SECURITY CERTIFICATE................................................ A2-1

                                       CROSS-REFERENCE TABLE*


         Section of
Trust Indenture Act                                           Section of
of 1939, as amended                                           Declaration


310(a)......................................................  5.3(a)
310(c)......................................................  Inapplicable
311(c)......................................................  Inapplicable
312(a)......................................................  2.2(a)
312(b)......................................................  2.2(b)
313.........................................................  2.3
314(a)......................................................  2.4
314(b)......................................................  Inapplicable
314(c)......................................................  2.5
314(d)......................................................  Inapplicable
314(f)......................................................  Inapplicable
315(a)......................................................  3.9(b)
315(c)......................................................  3.9(a)
315(d)......................................................  3.9(a)
316(a)......................................................  Annex I
316(c)......................................................  3.6(e)
---------------

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the inter pretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                               NB CAPITAL TRUST II

                                December 10, 1996



                  THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of December 10, 1996, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

                  WHEREAS, the Trustees and the Sponsor established NB Capital Trust II (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of October 29, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 1, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the gross proceeds thereof in certain Notes of the Note Issuer (each as defined herein);

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued;

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions.

                  Unless the context otherwise requires:

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Dec laration" are to this Declaration as modified, supplemented or amended from time to time and Annex I and Exhibits A and B shall be a part of this Declaration;

                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Adjusted Treasury Rate" shall mean, with respect to any Note prepayment date, the Treasury Rate (as defined in the Indenture) plus (i) 1.00% if such prepayment date occurs on or before December 15, 1997 or (ii) 0.50% if such prepayment date occurs after December 15, 1997.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereun der.

                  "Agent" means any Paying Agent.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Book-Entry" means a book entry by a Clearing Agency as described in Section 9.4.

                  "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be

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maintained and made through Book Entries by a Clearing Agency as described in
Section 9.4.

                  "Business Day" means any day other than a day on which federal or state banking institutions in New York, New York or Charlotte, North Carolina are authorized or obligated by law, executive order or regulation to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Capital Securities" shall mean the undivided preferred beneficial interests in the assets of the Trust which were referred to in the Original Declaration as the "Preferred Securities" the terms of which are further described in Annex I hereto.

                  "Capital Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Capital Security Certificate" means a certificate representing a Capital Security substantially in the form of Exhibit A-1.

                  "Capital Securities Guarantee" means the guarantee agreement to be dated as of December 17, 1996, of the Sponsor in respect of the Capital Securities.

                  "Capital Treatment Event" has the meaning set forth in Annex I hereto.

                  "Certificate" means a Common Security Certificate or a Capital Security Certificate.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect Book-Entry transfers and pledges of the Capital Securities.

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                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects Book-Entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the "Closing Time" under the Underwriting Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the Securities and Exchange Commis sion.

                  "Common Securities" has the meaning specified in
Section 7.1.(a).

                  "Common Securities Guarantee" means the guarantee agreement to be dated as of December 17, 1996 of the Sponsor in respect of the Common Securities.

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

                  "Company Indemnified Person" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

                  "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                  "Definitive Capital Security Certificates" has the meaning set forth in Section 9.4

                  "Delaware Trustee" has the meaning set forth in Section
5.2.

                  "Depositary" means The Depository Trust Company or any successor Clearing Agency.

                  "Direct Action" has the meaning specified in Section
3.8(e).

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "ERISA Plan" means (i) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or
(ii) the assets of an individual retirement account or plan subject to Section 4975 of the Code or (iii) any entity in which such plan invests whose assets are deemed "plan assets."

                  "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Notes.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

                  "Global Security" has the meaning set forth in Section
9.4.

                  "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means collectively the Indenture dated as of November 27, 1996, between the Note Issuer and the Note Trustee and the Second Supplemental Indenture pursuant to which the Notes are to be issued.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Investment Company Event" has the meaning set forth in Annex I.

                  "Legal Action" has the meaning set forth in Section
3.6(g).

                  "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstand ing Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Maturity Redemption Price" shall mean, for a redemption of the Securities at the Stated Maturity of the Notes, a redemption price equal to the principal amount of, plus accrued interest on, the Notes.

                  "Nonpayment" has the meaning set forth in Section 2.7.

                  "Note Issuer" means NationsBank Corporation, a North Carolina corporation, or any successor entity in a merger or consolidation, in its capacity as issuer of the Notes under the Indenture.

                  "Note Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a suc cessor is appointed thereunder, and thereafter means such succes sor trustee.

                  "Notes" means the series of Notes to be issued by the Note Issuer under the Indenture to be held by the Property Trustee.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Certifi cate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Optional Prepayment Price" shall mean the percentage of outstanding principal amount of the Notes specified below, plus, in each case, accrued interest thereon to the date of prepayment:

                  December 15, 2006 to December 14, 2007: 103.915%
                  December 15, 2007 to December 14, 2008: 103.524%
                  December 15, 2008 to December 14, 2009: 103.132%
                  December 15, 2009 to December 14, 2010: 102.741%
                  December 15, 2010 to December 14, 2011: 102.349%
                  December 15, 2011 to December 14, 2012: 101.958%
                  December 15, 2012 to December 14, 2013: 101.566%
                  December 15, 2013 to December 14, 2014: 101.175%
                  December 15, 2014 to December 14, 2015: 100.783%
                  December 15, 2015 to December 14, 2016: 100.392%
                  On or after December 15, 2016:          100.000%

                  "Optional Redemption Price" shall mean, a redemption price equal to the Optional Prepayment Price.

                  "Paying Agent" has the meaning specified in Section
7.2.

                  "Person" means a legal person, including any individu al, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorpo rated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Pro Rata" has the meaning set forth in Annex I hereto.

                  "Property Trustee" means the Trustee meeting the eligi bility requirements set forth in Section 5.3.

                  "Property Trustee Account" has the meaning set forth in
Section 3.8(c).

                  "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                  "Redemption/Distribution Notice" means a notice of any redemption of, or a notice of any distribution of, Notes in exchange for securities.

                  "Redemption Price" shall mean any or all of the Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price.

                  "Regular Trustee" has the meaning set forth in Section
5.1.

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly-owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assis tant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated offi cers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particu lar subject.

                  "Rule 3a-5" means Rule 3a-5 under the Investment
Company Act.

                  "Second Supplemental Indenture" means the Second Supplemental Indenture to be dated as of December 17, 1996 among the Note Issuer and the Note Trustee.

                  "Securities" means the Common Securities and the Capital Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

                  "Special Event Redemption" has the meaning set forth in Annex I hereto.

                  "Special Event Prepayment Price" shall mean, with respect to the Notes, a prepayment price equal to the greater of (a) 100% of the principal amount of the Securities or (b) as determined by a Quotation Agent (as defined in the Indenture),

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the sum of (i) the present values of the principal amount and premium that would be payable as a part of the Optional Prepayment Price with respect to an Optional Prepayment (as defined in the Indenture) of the Notes on December 15, 2006, and (ii) with the present values of scheduled payments of interest from the prepayment date to December 15, 2006, in each case discounted to the Adjusted Treasury Rate, plus, in the case of (a) or (b), accrued interest on the Notes so prepaid up to but excluding the date of prepayment.

                  "Special Event Redemption Price" shall mean, a redemption price equal to the Special Event Prepayment Price.

                  "Sponsor" means NationsBank Corporation, a North Carolina corporation, or any successor entity in a merger or consolidation, in its capacity as sponsor of the Trust.

                  "Stated Maturity" shall mean December 15, 2026, the date on which the Notes shall mature, unless previously prepaid or redeemed.

                  "Super Majority" has the meaning set forth in Sec tion 2.6(a)(ii).

                  "Tax Event" has the meaning set forth in Annex I hereto.

                  "10% in liquidation amount of the Securities" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of out standing Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemp tion, liquidation or otherwise, plus accrued and unpaid Dis tributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regula tions, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provi sions of succeeding regulations).

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provi sions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Underwriting Agreement" means the Underwriting Agree ment for the offering and sale of Capital Securities and related Capital Securities Guarantees among the Sponsor, the Trust and the Underwriters named therein.


                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1       Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture
         Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securi ties as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2       Lists of Holders of Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it re ceives in the capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obli gations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3       Reports by the Property Trustee.

                  Within 60 days after March 31 of each year, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

SECTION 2.4       Periodic Reports to Property Trustee.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such docu ments, reports and information as required by ss. 314 (if any) and the compliance certificate required by ss. 314 of the Trust Inden ture Act in the form, in the manner and at the times required by ss. 314 of the Trust Indenture Act.

SECTION           2.5 Evidence of Compliance with Conditions Prece dent.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6       Events of Default; Waiver.

                  (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                             (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                             (ii) requires the consent or vote of greater than a
                  majority in principal amount of the holders of the Notes (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                             (i) is not waivable under the Indenture, except
                  where the Holders of the Common Securities are deemed to have waived such Event of Default under the Decla ration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                             (ii) requires the consent or vote of a Super Ma jority to be waived, except where the Holders of the

                  Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
                  Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 3 16(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Inden ture by the Property Trustee at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby express ly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7       Event of Default or Nonpayment Notice.

                  (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default or a nonpayment of principal, premium, if any, or interest, when due, on the Notes ("Nonpayment") transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all Events of Default or Nonpayments with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such Events of Default or Nonpayments have been cured before the giving of such notice;

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                             (i) an Event of Default under Section 5.01 of the Indenture or a Nonpayment; or

                             (ii) any default as to which the Property Trustee
                  shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.


                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1       Name.

                  The Trust is named "NB Capital Trust II," as such name may be modified from time to time by the Regular Trustees follow ing written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2       Office.

                  The address of the principal office of the Trust is c/o NationsBank Corporation, Attention: Corporate Treasury, NationsBank Corporate Center, 100 North Tryon Street, 23rd Floor, Charlotte, North Carolina 28255. On 10 Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3       Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Notes, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4       Authority.

                  Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5       Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Notes and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undi vided beneficial interest in the assets of the Trust.

SECTION 3.6       Powers and Duties of the Regular Trustees.

                  The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Capital Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;

                  (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                             (i) execute and file with the Commission a registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Capital Securities;

                             (ii) execute and file any documents prepared by the
                  Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                             (iii) to determine whether to list securities and
                  to execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Capital Securities;

                             (iv) execute and file with the Commission a
                  registration statement on Form 8-A, if required, in cluding any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) of the Exchange Act; and

                             (v) execute and enter into the Underwriting Agreement providing for the sale of the Capital
                  Securities;

                  (c) to acquire the Notes with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Notes to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of Common Securities;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss.316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate required by ss. 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

                  (k) to incur expenses that are necessary or inciden tal to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

                  (m) to give prompt written notice to the Holders of the Securities of any notice received from the Note Issuer of its election to defer payments of interest on the Notes by extending the interest payment period under the Inden ture;

                  (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such exis tence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trust ees determine in their discretion to be necessary or desir able in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                             (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                             (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                             (iii) cooperating with the Note Issuer to ensure
                  that the Notes will be treated as indebtedness of the Note Issuer for United States federal income tax pur poses,

         provided that such action does not adversely affect the interests of Holders; and

                  (q) to take all action necessary to cause all appli cable tax returns and tax information reports that are re quired to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

                  The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsis tent with the purposes and functions of the Trust set forth in Section 3.3.

                  Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

                  Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Note Issuer.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

                  (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                             (i) invest any proceeds received by the Trust from
                  holding the Notes, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                             (ii) acquire any assets other than as expressly provided herein;

                             (iii) possess Trust property for other than a
                  Trust purpose;

                             (iv) make any loans or incur any indebtedness other than loans represented by the Notes;

                             (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                             (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                             (vii) other than as provided in this Amended and
                  Restated Declaration, (A) direct the time, method and place of exercising any trust or power conferred upon the Note Trustee with respect to the Notes, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declara tion that the principal of all the Notes shall be due and payable, or (D) consent to any amendment, modifica tion or termination of the Indenture or the Notes where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insub stantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8       Powers and Duties of the Property Trustee.

                  (a) The legal title to the Notes shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Notes shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with
         Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Notes have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Notes to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c)        The Property Trustee shall:

                             (i) establish and maintain a segregated non-in
                  terest bearing trust account (the "Property Trustee Ac count") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Notes held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section
                  6.1. Any accrued Distributions paid by the purchaser of any Additional Securities shall be deposited in the Property Trustee Account. Funds in the Property Trustee Account shall be held uninvested until dis bursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                             (ii) engage in such ministerial activities as shall
                  be necessary or appropriate to effect the re demption of the Capital Securities and the Common Securities to the extent the Notes are redeemed or ma ture; and

                             (iii) upon written notice of distribution issued by
                  the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Notes to Holders of Securities upon the occurrence of certain special events (as may be de fined in the terms of the Securities) or other speci fied circumstances pursuant to the terms of the Securi ties.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

                  (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's du ties and obligations under this Declaration or the Trust Indenture Act; provided however, that if a Nonpayment has occurred and is continuing, a Holder of Capital Securities may institute directly a proceeding for enforcement of payment to such Holder of the principal of or interest on the Notes having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") after the respective due date specified in the Notes. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Note Issuer to such Holder of Capital Securities in such Direct Action.

                  (f) The Property Trustee shall not resign as a Trustee unless either:

                             (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                             (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Notes under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Notes subject to the rights of the Holders pursuant to the terms of such Securi ties.

                  (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

                  (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

                  (j) The Property Trustee shall have the right to appoint a Quotation Agent (as defined in the Indenture).

                  The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the pur poses and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION           3.9 Certain Duties and Responsibilities of the Property
                  Trustee.

                  (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exer cise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be con strued to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                             (i) prior to the occurrence of an Event of De fault
                  and after the curing or waiving of all such Events of Default that may have occurred:

                                      (A) the duties and obligations of the
                             Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obliga tions as are specifically set forth in this Declaration, and no implied covenants or obliga tions shall be read into this Declaration against the Property Trustee; and

                                      (B) in the absence of bad faith on the
                             part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certifi cates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to de termine whether or not they conform to the requirements of this Declaration;

                             (ii) the Property Trustee shall not be liable for
                  any error of judgment made in good faith by a Re sponsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                             (iii) the Property Trustee shall not be liable with
                  respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                             (iv) no provision of this Declaration shall re
                  quire the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exer cise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                             (v) the Property Trustee's sole duty with re spect
                  to the custody, safekeeping and physical pres ervation of the Notes and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limita tions on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                             (vi) the Property Trustee shall have no duty or
                  liability for or with respect to the value, genuine ness, existence or sufficiency of the Notes or the payment of any taxes or assessments levied thereon or in connection therewith;

                             (vii) the Property Trustee shall not be liable for
                  any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segre gated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                             (viii) the Property Trustee shall not be re
                  sponsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10      Certain Rights of Property Trustee.

                  (a)        Subject to the provisions of Section 3.9:

                             (i) the Property Trustee may conclusively rely and
                  shall be fully protected in acting or refraining from acting upon any resolution, certificate, state ment, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document be lieved by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                             (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                             (iii) whenever in the administration of this
                  Declaration, the Property Trustee shall deem it desir able that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                             (iv) the Property Trustee shall have no duty to see
                  to any recording, filing or registration of any in strument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                             (v) the Property Trustee may consult with counsel
                  or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the admin istration of this Declaration from any court of com petent jurisdiction;

                             (vi) the Property Trustee shall be under no ob
                  ligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occur rence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                             (vii) the Property Trustee shall not be bound to
                  make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such fur ther inquiry or investigation into such facts or mat ters as it may see fit;

                             (viii) the Property Trustee may execute any of the
                  trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                             (ix) any action taken by the Property Trustee or
                  its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be suffi cient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                             (x) whenever in the administration of this
                  Declaration the Property Trustee shall deem it desir able to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request in structions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other ac tion until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                             (xi) except as otherwise expressly provided by this
                  Declaration, the Property Trustee shall not be under any obligation to take any action that is discre tionary under the provisions of this Declaration; and

                             (xii) the Property Trustee shall not be liable for
                  any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11      Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be enti tled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act.

SECTION 3.12      Execution of Documents.

                  Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b), including any amendments thereto, shall be signed by a majority of the Regular Trustees holding office at the time of such signing.

SECTION           3.13 Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correct ness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficien cy of this Declaration or the Securities.

SECTION 3.14      Duration of Trust.

                  The Trust, unless terminated pursuant to the provisions of
Article VIII hereof, shall have existence for 55 years from November 1, 1996.

SECTION 3.15      Mergers.

                  (a) The Trust may not consolidate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

                  (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, merge with or into, or be replaced by a trust organized as such under the laws of any State;
         provided that:

                             (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                                      (A)   expressly assumes all of the obli
                             gations of the Trust under the Securities; or

                                      (B) substitutes for the Securities oth er
                             securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with re spect to Distributions and payments upon liquidation, redemption and otherwise;

                             (ii) the Note Issuer expressly acknowledges a
                  trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Notes;

                             (iii) the Capital Securities or any Successor
                  Securities which are Capital Securities are listed, or any Successor Securities of the Capital Securities will be listed upon notification of issuance, on any nation al securities exchange or with another organization, if any, on which the Capital Securities are then listed or quoted;

                             (iv) such merger, consolidation or replacement does
                  not cause the Capital Securities (including any Successor Securities of the Capital Securities) to be downgraded by any nationally recognized statistical rating organization;

                             (v) such merger, consolidation or replacement does
                  not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (oth er than with respect to any dilution of such Holders' interests in the new or successor entity as a result of such merger, consolidation or replacement);

                             (vi) such Successor Entity has a purpose iden tical to that of the Trust;

                             (vii) prior to such merger, consolidation or
                  replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                                      (A) such merger, consolidation or re
                             placement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                                      (B) following such merger, consolida tion
                             or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                                      (C) following such merger, consolidation
                             or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

                             (viii) the Sponsor guarantees the obligations of
                  such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquida tion amount of the Securities, consolidate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, merge with or into, or replace it if such consolidation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1       Sponsor's Purchase of Common Securities.

                  On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

SECTION 4.2       Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare for filing by the Trust with the Com-mission a registration statement on Form S-3 in relation to the Capital Securities, including any amendments thereto;

                  (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (c) to prepare for filing when required by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Capital Securities if the Capital Securities are to be listed;

                  (d) to prepare for filing by the Trust with the Commission any required registration statement on Form 8-A re lating to the registration of the Capital Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

                  (e) to negotiate the terms of the Underwriting Agreement providing for the sale of the Capital Securities and the Capital Securities Guarantee.

         In addition, the Sponsor shall have the right at any time to cause the Trust to be dissolved and the Notes held by the Trust to be distributed to Holders of the Securities.

SECTION 4.3       Covenants of the Sponsor.

                  For so long as the Capital Securities remain outstanding, the Company will covenant (i) to maintain 100% direct or indirect ownership of the Common Securities, (ii) to use its reasonable best efforts to cause the Trust
(a) to remain a statutory business trust, except as permitted by this Declaration in connection with the Trust's liquidation, merger, or consolidation, and (b) to not be classified as an association taxable as a corporation or a publicly traded partnership taxable as a corporation for United States federal income tax purposes and (iii) to use its reasonable best efforts to cause each Holder of Trust Securities to be treated as owning an undivided beneficial ownership interest in the assets of the Trust.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1       Number of Trustees.

                  The number of Trustees of this Trust shall be five, and:

                  (a) at any time before the issuance of any Securi-ties, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two; provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee");
         (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2       Qualifications of Delaware Trustee.

                  If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3       Property Trustee; Eligibility.

                  (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                             (i)      not be an Affiliate of the Sponsor; and

                             (ii) be a corporation organized and doing business
                  under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as a Property Trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in
         Section 5.7(c).


                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act.

                  (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                  (e)        The initial Property Trustee shall be:

                             The Bank of New York.

SECTION 5.4       Certain Qualifications of Regular Trustees and
                  Delaware Trustee Generally.

                  Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5       Regular Trustees.

                  As of the date of this Declaration, the Regular Trustees shall be:

                                      John E. Mack
                                      William L. Maxwell
                                      Marc D. Oken

                  (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                  (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that, the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by a majority of the Regular Trustees; and

                  (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 5.6       Appointment of Delaware Trustee.

                  The initial Delaware Trustee shall be:

                  The Bank of New York (Delaware).

SECTION 5.7       Appointment, Removal and Resignation of Trustees.

                  (a)        Except during an Event of Default and subject to
         Section 5.7(b), Trustees may be appointed or removed without cause at any time:

                             (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                             (ii) after the issuance of any Securities, by vote
                  of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

                  (b) (i) the Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

                             (ii) the Trustee that acts as Delaware Trustee
                  shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

                  (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                             (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                                      (A) until a Successor Property Trustee has
                             been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                                      (B) until the assets of the Trust have
                             been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                             (ii) no such resignation of the Trustee that acts
                  as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

                  (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or successor Delaware Trustee, as the case may be.

SECTION 5.8       Vacancies among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evi dence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9       Effect of Vacancies.

                  The death, resignation, retirement, removal, bank ruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.




SECTION 5.10      Meetings.

                  If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been law fully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. Any and all actions of the Regular Trustees also may be evidenced by a written consent of such Regular Trustee.

SECTION 5.11      Delegation of Power.

                  (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.



Section 5.12 Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1       Distributions.

                  Holders shall receive Distributions (as defined herein) at the times and in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Note Issuer makes a payment of interest (including Compounded Interest, as defined in the Indenture) and Additional Interest (as defined in the Indenture), premium and/or principal on the Notes held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose and without further action by the Regular Trustees, to make a distribution (a "Distribution") of the Payment Amount to Holders. The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1       General Provisions Regarding Securities.

                  (a) The Regular Trustees shall on behalf of the Trust issue the Capital Securities which shall have such terms as are set forth in a completed designation of Terms in the form attached as Annex I (the "Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in a completed designation of Terms in the form attached as Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

                  (b) The Securities are subject to redemption as provided in Annex I.

                  (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

                  (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                  (f) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2       Paying Agent.

         In the event that the Capital Securities are not in book-entry only form, the Trust shall maintain in New York, New York, an office or agency where the Capital Securities may be presented for payment ("Paying Agent). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Trust shall initially act as Paying Agent for the Capital Securities and the Common Securities.


                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1       Termination of Trust.

                  (a)        The Trust shall dissolve:

                             (i)       upon the bankruptcy of the Sponsor;

                             (ii) upon the filing of a certificate of disso-
                  lution or its equivalent with respect to the Sponsor; upon the consent of a Majority in liquidation amount of the Securities voting together as a single class to dissolve the Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                             (iii) upon the entry of a decree of judicial
                  dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                             (iv) when all of the Securities shall have been
                  called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                             (v) At the election of the Sponsor at any time
                  pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Notes endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

                             (vi) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall, after satisfaction of all obligations of the Trust, file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

                  (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1       Transfer of Securities.

                  (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                  (b) Subject to this Article IX, Capital Securities shall be freely transferable. Notwithstanding the foregoing, Capital Securities may not be acquired by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan unless one of the following class exemptions or another applicable exemption is available to the ERISA Plan: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38") regarding investments by bank collective investment funds, (iii) Prohibitive Transaction Class Exemption 84-14 ("PTE 84-14"),
         regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or
         (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acquisition of Capital Securities by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to either one of PTE 90- 1, PTE 91-38, PTE 84-14, PTE 96-23, PTE 95-60 or another applicable exemption with respect to the acquisition and holding of such Capital Securities, and (ii) neither the Sponsor nor the Trust is a "fiduciary", within the meaning of
         Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in the Capital Securities or the Notes.


                  (c) Subject to this Article IX and Section 4.3, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of a nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as an association or a publicly traded partnership taxable as a corporation; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2       Transfer of Certificates.

                  The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indem nity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certifi-cate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.3       Deemed Security Holders.

                  The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4       Book-Entry Interests.

                  Unless otherwise specified in the terms of the Capital Securities, the Capital Securities Certificates, on original issuance, will be issued in the form of one or more fully registered, global Capital Security Certificates (each a "Global Security"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Securities, except as provided in Section 9.7. Unless and until definitive, fully registered Capital Security Certificates (the "Definitive Capital Security Certificates") have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7:

                  (a) the provisions of this Section 9.4 shall be in full force and effect;

                  (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Securities and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole holder of the Global Securities and shall have no obligation to the Capital Security Beneficial Owners;

                  (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

                  (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make Book-Entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Securities to such Clearing Agency Participants.

SECTION 9.5       Notices to Clearing Agency.

                  Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

SECTION 9.6       Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

SECTION 9.7       Definitive Capital Security Certificates.

                  If:

                  (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

                  (b) the Regular Trustees elect after consultation with the Sponsor to terminate the Book-Entry system through the Clearing Agency with respect to the Capital Securities,

then:

                  (c) Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and

                  (d) upon surrender of the Global Securities by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Certificates to be delivered to Capital Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclu-sively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Capital Security Certificates shall be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, num bers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Capital Securities may be listed, or to conform to usage.

SECTION 9.8 Mutilated, Destroyed, Lost or Stolen Certifi cates.

                  If:

                  (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

                  (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless.

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Otherwise, Definitive Capital Security Certificates will not be issued.


                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1      Liability.

                  (a) Except as expressly set forth in this Declara-tion, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                             (i) personally liable for the return of any portion
                  of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                             (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware.

SECTION 10.2      Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such In demnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or negligence in the case of the Trustee) or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3      Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
         Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b)        Unless otherwise expressly provided herein:

                             (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                             (ii) whenever this Declaration or any other
                  agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indem-nified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                             (i) in its "discretion" or under a grant of similar
                  authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                             (ii) in its "good faith" or under another express
                  standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4      Indemnification.

                  (a) (i) The Note Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                             (ii) The Note Issuer shall indemnify, to the full
                  extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actu-ally and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                             (iii) To the extent that a Company Indemnified
                  Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                             (iv) Any indemnification under paragraphs (i) and
                  (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Note Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                             (v) Expenses (including attorneys' fees and
                  expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
                  (ii) of this Section 10.4(a) shall be paid by the Note Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the
                  Note Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the
                  Note Issuer if a determination is reasonably and promptly made
                  (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceed ing, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

                             (vi) The indemnification and advancement of
                  expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Note Issuer or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Note Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                             (vii) The Note Issuer or the Trust may purchase and
                  maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Note Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                             (viii) For purposes of this Section 10.4(a),
                  references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                             (ix) The indemnification and advancement of
                  expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (b) The Note Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 10.5      Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, indepen dently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such oppor-tunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1      Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year or such other year as is required by the Code.

SECTION 11.2      Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees;

                  (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                  (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Not-withstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust; and

                  (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3      Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Notes held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4      Withholding.

                  The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the
                                                        52

Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1      Amendments.

                  (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                             (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees); and

                             (ii) if the amendment affects the rights, pow-ers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                             (iii) if the amendment affects the rights, pow-
                  ers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

                  (b) no amendment shall be made, and any such pur-ported amendment shall be void and ineffective:

                             (i) unless, in the case of any proposed amendment,
                  the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                             (ii) unless, in the case of any proposed amendment
                  which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                                      (A)   an Officers' Certificate from each
                             of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Se-curities); and

                                      (B) an opinion of counsel (who may be
                             counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                             (iii) to the extent the result of such amend-ment would be to:

                                      (A) cause the trust to fail to continue to
                             be classified for purposes of United States federal income taxation as a grantor trust;

                                      (B) reduce or otherwise adversely affect
                             the powers of the Property Trustee in con travention of the Trust Indenture Act; or

                                      (C) cause the Trust to be deemed to be an
                             Investment Company required to be registered under the Investment Company Act;

                  (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

                  (d) Section 10.1(b) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

                  (e) Article IV shall not be amended without the con-sent of the Holders of a Majority in liquidation amount of the Common Securities and;

                  (f) the rights of the holders of the Common Securities under
         Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

                  (g) notwithstanding Section 12.1(c), this Declar-tion may be amended without the consent of the Holders of the Securities to:

                             (i)       cure any ambiguity;

                             (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                             (iii) add to the covenants, restrictions or ob-
                  ligations of the Sponsor;

                             (iv) to conform to any change in Rule 3a-5 or any
                  written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and

                             (v) to modify, eliminate and add to any provision
                  of the Amended Declaration to such extent as may be necessary to carry out its provisions, including making any redemption of the Notes or dissolution of the Trust and distribution of the Notes to the Holders of the Securities in exchange for all of the Securities.

SECTION           12.2 Meetings of the Holders of Securities; Action by Written
                  Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall ap ply to meetings of Holders of Securities:

                             (i) notice of any such meeting shall be given to
                  all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be neces sary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                             (ii) each Holder of a Security may authorize any
                  Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relat ing to proxies, and judicial interpretations there under, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                             (iii) each meeting of the Holders of the Securi-
                  ties shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                             (iv) unless the Business Trust Act, this Decla-ration, the terms of the Securities, the Trust
                  Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the estab-lishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1      Representations and Warranties of Property
                  Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) the Property Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

                  (d) no consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of this Declaration.

SECTION 13.2      Representations and Warranties of Delaware
                  Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                  (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trust ee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

                  (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.


                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1      Notices.

                  All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                             NB Capital Trust II
                             c/o NationsBank Corporation
                             Attention: Corporate Treasury
                             NationsBank Corporate Center
                             100 North Tryon Street, 23rd Floor
                             Charlotte, North Carolina  28255
                             Telecopy:  (704) 386-0270

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                             The Bank of New York (Delaware)
                             White Clay Center, Route 273
                             Newark, Delaware 19711
                             Attention:  Corporate Trust Trustee
                                      Administration

                  (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                             The Bank of New York
                             101 Barclay Street, 21 West
                             New York, New York 10286
                             Attention:  Corporate Trust Trustee
                                 Administration

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                             NationsBank Corporation
                             NationsBank Corporate Center
                             100 North Tryon Street, 23rd Floor
                             Charlotte, North Carolina  28255
                             Attention:  Treasurer

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2      Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3      Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4      Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5      Successors and Assigns

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6      Partial Enforceability.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7      Counterparts; Acceptance.

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  Each Trustee, by its execution of a counterpart of this Declaration, acknowledges and accepts its appointment as Trustee.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                    /s/ JOHN E. MACK
                                    ----------------------------------
                                    John E. Mack, as Regular Trustee

                                    /s/ WILLIAM L. MAXWELL
                                    ----------------------------------
                                    William L. Maxwell, as Regular
                                    Trustee

                                    /s/ MARC D. OKEN
                                    ----------------------------------
                                    Marc D. Oken, as Regular Trustee


                                    THE BANK OF NEW YORK (DELAWARE),
                                    as Delaware Trustee


                                    By: /s/ JOSEPH G. ERNST
                                    Name: Joseph G. Ernst
                                    Title: Assistant Vice President



                                    THE BANK OF NEW YORK,
                                    as Property Trustee


                                    By: /s/ BYRON MERINO
                                          Name: Byron Merino
                                          Title:


                                    NATIONSBANK CORPORATION,
                                    as Sponsor


                                   By: /s/ SUSAN Y. CALTON
                                         Name:        Susan Y. Calton
                                         Title:       Vice President

                                     ANNEX I


                               NB CAPITAL TRUST II
                             DESIGNATION OF TERMS OF
                          7.83% CAPITAL SECURITIES AND
                             7.83% COMMON SECURITIES


                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of December 10, 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

                  1.       Designation and Number.

                  (a) Capital Securities. 365,000 Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $365,000,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as "Capital Securities (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

                  (b) Common Securities. 11,300 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $11,300,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identifica tion only as "Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  2.       Distributions.

                  (a) Distributions payable on each Security will be fixed at a rate per annum of 7.83% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Security, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full semi-annual Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  (b) Distributions on the Securities will be cumulative, will accrue from December 17, 1996, and will be payable semi-annually in arrears, on June 15 and December 15 of each year, commencing on June 15, 1997, except as otherwise described below. The Note Issuer has the right under the Indenture to defer payments of interest on the Notes by extending the interest payment period from time to time on the Notes for a period not exceeding 10 consecutive semi-annual periods (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Notes, provided that no Extension Period shall last beyond the Stated Maturity. As a consequence of such defer-ral, Distributions will also be deferred on the Capital Securities for the same period. Despite such deferral, semi-annual Distributions will continue to accrue with interest there on (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust or the Clearing Agency, as the case may be, on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements.

                  (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Capital

Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Notes. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as described under the heading "Description of the Capital Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus Supplement dated December 10, 1996, to the Prospectus dated November 27, 1996 (together, the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor, the Trust and certain other business trusts. The relevant record dates for the Common Securities shall be the same record date as for the Capital Securities. If the Capital Securities shall not continue to remain in book-entry only form, the regular record dates for the Capital Securities shall be the June 1 and December 1 prior to the relevant payment dates, which payment dates correspond to the interest payment dates on the Notes. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Note Issuer having failed to make a payment under the Notes, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

                  3.       Liquidation Distribution Upon Dissolution.

                  In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $1,000 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation

Distribution"), unless, in connection with such dissolution, winding-up or termination, Notes in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The holders of the Common Securities will be entitled to receive distributions upon any such dissolution Pro Rata with the holders of the Capital Securities, except that if a Declaration Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with respect to such distributions.

                  4.       Redemption and Distribution.


                  (a) The Securities are subject to redemption at any time after December 15, 2006 and in certain circumstances, following the occurrence of a Special Event as follows:

                  (i) Upon payment of the Notes at a payment price equal to the principal amount of, plus accrued interest on the Notes at the Stated Maturity, the proceeds from such payment shall be simultaneously applied to redeem the Securities at the Maturity Redemption Price.

             (ii) In the event of a Special Event Prepayment prior to December 15, 2006, the proceeds from such Special Event Prepayment shall be simultaneously applied to redeem the Capital Securities at the Special Event Redemption Price.

            (iii) The Securities may also be redeemed in whole or in part on or after December 15, 2006, contemporaneously with an optional prepayment of the Notes at a redemption price equal to the Optional Redemption Price. If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(f)(ii) below.

                  (b) If the Sponsor has given a notice of its election to terminate the Trust, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Notes held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Securities within 90 days following receipt of the Sponsor's notice of election.

                  (c) On and from the date fixed by the Regular Trustees for any distribution of Notes and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee as the record Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Notes to be delivered upon such distribution and any certificates representing Securities, except for certificates representing Capital Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Notes having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Note Issuer or its agent for transfer or reissue.

                  (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods terminating on or before the date of redemption.

                  (e) If the Notes are distributed to holders of the Securities, pursuant to the terms of the Indenture, the Note Issuer will use its best efforts to have the Notes listed on the securities exchange, if any, on which the Capital Securities were listed immediately prior to the distribution of the Notes.

                  (f) Redemption or Distribution Procedures shall be as follows:

                  (i) A Redemption/Distribution Notice will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 15 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Notes. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemp-tion/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                  (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Notes are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Capital Securities are in book-entry only form, with respect to the Capital Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Notes, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided that the Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Notes, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such

         Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improp-erly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor-under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

                  5.       Voting Rights - Capital Securities.

                  (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

                  (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in aggregate liquidation amount of the Capital Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Notes, to (i) exercise the remedies available under the Indenture conducting any proceeding for any remedy available to the Note Trustee, or exercising any trust or power conferred on the Note Trustee with respect to the Notes, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.01 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture as a holder of the notes provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a Super Majority, affected thereby the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Capital Securities which the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Capital Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If a Nonpayment occurs on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), and such Nonpayment is continuing, a Holder of Capital Securities may institute a Direct Action after the respective due date specified in the Notes. In connection with such Direct Action, the rights of the holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Note Issuer to such Holder of Capital Securities in such Direct Action.

                  Except as provided in this Section, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Notes.

                  Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of

Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Notes in accordance with the Declaration and the terms of the Securities.

                  Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or con sent, be treated as if they were not outstanding.

                  6.       Voting Rights - Common Securities.

                  (a) Except as provided under Sections 6(b) and (c), 7(a) and
(b) and 8 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

                  (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of as a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Note Trustee, or exercising any trust or power conferred on the Note Trustee with respect to the Notes, (ii) waive any past default and its consequences that is waivable under Section 5.01 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding. Pursuant to this Section 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Notes in accordance with the Declaration and the terms of the Securities.

                  7.       Amendments to Declaration and Indenture.

                  (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the disso-lution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least as a Majority in liquidation amount of the Securities, affected thereby, provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

                  (b) In the event the consent of the Property Trustee as the holder of the Notes is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Notes, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where as a consent under the Indenture would require the consent of the holders of as a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this
Section 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

                  8.       Pro Rata.

                  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Declaration Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  9.       Ranking.

                  The Capital Securities rank pari passu and payment thereon shall be made pro rata with the Common Securities except that, where a Declaration Event of Default occurs and is continuing the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

                  10.      Listing.

                  Unless otherwise determined by the Regular Trustees Capital Securities shall not be listed for quotation on any stock exchange.

                  11.      Acceptance of Securities Guarantee and Indenture.

                  Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

                  12.      No Preemptive Rights.

                  The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

                  13.      Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.


Dated December 10, 1996.


                                       NATIONSBANK CORPORATION
                                       as Sponsor
                                       By:________________________________
                                             Susan Y. Calton
                                                Vice President


Accepted:

----------------------
John E. Mack
Regular Trustee

                                   EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                  This Capital Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

                  Unless this Capital Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Capital Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF NATIONSBANK CORPORATION (EXCEPT TO THE EXTENT THAT IT IS GUARANTEED BY NATIONSBANK CORPORATION AS DESCRIBED HEREIN) AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Certificate Number

II-R-_____________                                 CUSIP NO. _____________


              Certificate Evidencing __________ Capital Securities

                                       of

                               NB CAPITAL TRUST II


                             __% Capital Securities
                (liquidation amount $1,000 per Capital Security)


                                                       A1-1

                  NB CAPITAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of Capital Securities of the Trust representing undivided bene ficial interests in the assets of the Trust designated the ____% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 10, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Declaration permits the Sponsor to dissolve the Trust at any time. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Notes.

                  IN WITNESS WHEREOF, the Trust has executed this certificate as of December ___, 1996.


                                     NB CAPITAL TRUST II


                                     By:________________________________
                                        Name:  John E. Mack
                                           Title: Regular Trustee


                                                       A1-2

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Capital Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full semi-annual Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 1997, to the person in whose name their Capital Security is registered at the close of business on the regular record date for such installment, which shall be the close of business on the business day next preceding such payment date. IF PURSUANT TO THE TERMS OF THE DECLARATION, THE SECURITIES ARE NO LONGER REPRESENTED BY A GLOBAL SECURITY -- which shall be the close of business on June 1 or December 1. The Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Notes for a period not exceeding 10 consecutive semi-annual periods (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Notes. As a consequence of such deferral, Distributions will also be deferred hereunder for the same period. Despite such deferral, semi-annual Dis-tributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further extend such Extension Period; provided that such Exten sion Period together with all such previous and further exten sions thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity date of the Notes. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements.

                  THE CAPITAL SECURITIES SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

                                                       A1-3

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:
-----------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

-----------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------

                    (Insert address and zip code of assignee)


and irrevocably appoints
-----------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------
___________________________________________________________ agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee*:    ___________________________________
--------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or partici pation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substi tution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                                       A1-4

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144A UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE TRUST.

THE COMMON SECURITIES REPRESENTED BY THIS CERTIFICATE ARE BENEFICIALLY OWNED BY A PERSON WHO MAY BE AN "AFFILIATE" WITHIN THE MEANING OF RULE 144 UNDER THE ACT. CONSEQUENTLY, THE SECURITIES MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER IS IN COMPLIANCE WITH SAID RULE OR UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL FOR THE TRUST THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THIS INSTRUMENT IS NOT A SAVINGS ACCOUNT OR A BANK DEPOSIT, IS NOT AN OBLIGATION OF OR GUARANTEED BY ANY BANKING OR NONBANKING AFFILIATE OF NATIONSBANK CORPORATION (EXCEPT TO THE EXTENT THAT IT IS GUARANTEED BY NATIONSBANK CORPORATION AS DESCRIBED HEREIN) AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


Certificate Number

II-R_____________


              Certificate Evidencing ___________ Common Securities

                                       of

                               NB CAPITAL TRUST II


                     ___% Trust Originated Common Securities
                 (liquidation amount $1,000 per Common Security)


                  NB CAPITAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that NATIONSBANK CORPORATION (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust desig-


                                      A2-1
nated the _____% Common Securities (liquidation amount
$1,000 per Common Security) (the "Common Securities"). The Common Securi ties are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December __, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Declaration permits the Sponsor to dissolve the Trust at any time. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Notes.

         IN WITNESS WHEREOF, the Trust has executed this certificate as of December __, 1996.


                                NB CAPITAL TRUST II


                                By:_______________________________
                                      Name:  John E. Mack
                                      Title: Regular Trustee


                                                       A2-2

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full semi-annual Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 1997, to Holders of record 15 days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Notes. The Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Notes for a period not exceeding 10 consecutive semi-annual periods (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Notes. As a consequence of such deferral, Distributions will also be deferred hereunder for the same period. Despite such deferral, semi-annual Dis tributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semiannually during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further extend such Extension Period; provided that such Exten sion Period together with all such previous and further exten sions thereof may not exceed 10 consecutive semi-annual periods or extend beyond the maturity date of the Notes. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements.

         THE CAPITAL SECURITIES SHALL BE REDEEMABLE AS PROVIDED IN THE DECLARATION.

                                                       A2-3

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

-----------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------

(Insert assignee's social security or tax identification number)


-----------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints ________________________________________
-----------------------------------------------------------------
______________________________________________ agent to transfer this Common
Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee*:                       _________________________________
--------
         Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or partici pation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substi tution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                                       A2-4